ALLIANCE BALANCED SHARES

ANNUAL REPORT
JULY 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                                 ALLIANCE BALANCED SHARES
_______________________________________________________________________________

September 5, 1997

Dear Shareholder:

This annual report contains an update of your Fund's performance and market activity for the period ended July 31, 1997. We are pleased to inform you that Paul Rissman is now managing Alliance Balanced Shares. Mr. Rissman, who joined Alliance in 1989, also manages Alliance Growth and Income Fund and Alliance Utility Income Fund. We have also added a new benchmark to this report which more closely resembles the composition of your Fund. The new benchmark representes a blended composite of the S&P 500 Stock Index (60%), the Lehman Brothers Government/Corporate Bond Index (25%) and the Salomon Brothers 1-Year Treasury Index (15%).

MARKET OVERVIEW
During the past six months, the investment environment continued to reflect a "best of all worlds" situation: moderate economic growth, low inflation, a relatively stable interest rate environment and expanding corporate earnings. During the period under review, bond prices rose as interest rates fell modestly, which led to good fixed income returns, and the stock market continued to perform well, resulting in unusually strong equity returns.

INVESTMENT RESULTS
We are pleased to report that your Fund's Class A shares posted a 15.47% and 33.46% return at net asset value for the six and 12 month periods ended July 31, 1997. If you compare your Fund to the individual benchmarks below, you can see that your Fund significantly outperformed both of its fixed income benchmarks, however, underperformed its equity benchmark in both the six and 12 month periods ended July 31, 1997. However, if you compare your Fund's performance to the blended index, which most closely resembles the composition of your Fund, you can see that your Fund outperformed the composite for the six month period and slightly underperformed the composite during the 12 month period.


INVESTMENT RESULTS*
Period Ended July 31, 1997
                                           TOTAL RETURN
                                       6 MONTHS       12 MONTHS
                                       --------       ---------
ALLIANCE BALANCED SHARES
Class A                                 15.47%         33.46%
Class B                                 15.02%         32.34%
Class C                                 15.07%         32.37%

S&P 500 STOCK INDEX                     22.54%         52.11%

LEHMAN BROTHERS GOVERNMENT/
  CORPORATE BOND INDEX                   5.76%         10.79%

SALOMON BROTHERS
  1-YEAR TREASURY BOND INDEX             3.22%          6.64%

COMPOSITE:
  60% S&P 500/25% LB Gov.'t/Corp.
  Bond Index/15% SB Treasury
  Bond Index                            15.44%         34.97%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF JULY 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDICES INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. ALL COMPARATIVE INDICES ARE UNMANAGED AND REFLECT NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDICES.

   THE S&P 500 STOCK INDEX INCLUDES 500 U.S. STOCKS AND IS A COMMON MEASURE OF THE PERFORMANCE OF THE OVERALL U.S. STOCK MARKET. THE LEHMAN BROTHERS GOVERNMENT/ CORPORATE BOND INDEX REPRESENTS A COMBINATION OF THE GOVERNMENT BOND INDEX AND THE CORPORATE BOND INDEX. THE SALOMON BROTHERS TREASURY INDEX REPRESENTS PERFORMANCE OF TREASURY BILLS WITH 1-YEAR MATURITIES. THE COMPOSITE REPRESENTS A BLENDED INDEX AS INDICATED.

   ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


1



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Your Fund's Class A shares outperformed the Lipper Average for Balanced Funds during the six and 12 month periods ended July 31, 1997.


                                         TOTAL RETURNS FOR THE PERIODS
                                              ENDED JULY 31, 1997*
                                     6 MONTHS    1 YEAR   5 YEARS   10 YEARS
                                     --------   -------   -------   --------
ALLIANCE BALANCED SHARES
  Class A Shares                       15.47%    33.46%    12.30%     9.66%

LIPPER AVERAGE FOR
  BALANCED FUNDS                       13.31%    29.47%    13.52%    11.34%


* THE 6 MONTH AND 1 YEAR RETURNS ARE BASED ON CUMULATIVE TOTAL RETURNS WHILE THE 5 AND 10 YEAR RETURNS ARE BASED ON ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 1997. LIPPER RETURNS ARE BASED ON TOTAL RETURNS AT NET ASSET VALUE, WITHOUT THE IMPOSITION OF THE MAXIMUM 4.25% SALES CHARGE, WHICH WOULD REDUCE TOTAL RETURN FIGURES. THE TOTAL NUMBER OF FUNDS IN THE LIPPER BALANCED FUNDS CATEGORY FOR EACH TIMEFRAME LISTED ABOVE ARE: 6 MONTHS, 351 FUNDS; 1 YEAR, 319 FUNDS; 5 YEARS, 90 FUNDS; AND 10 YEARS, 41 FUNDS. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


PORTFOLIO POSITIONING
During the six month period ended July 31, 1997, the Fund held little cash and was fully invested in the equity and fixed income markets. As you can see from the pie chart on page 5, the composition of your Fund's portfolio is currently 61.7% stocks, 21.3% U.S. governments and mortgages, 13.9% corporate bonds and 3.1% cash.

The U.S. stock market has continued to post solid returns. These returns have been fueled by large capitalization stocks which comprise a majority of the broader market averages such as the S&P 500. Many of these large public companies have performed well fundamentally, the valuations placed on their earnings have expanded, and their stock prices have increased, resulting in a strong performance for the market. While we are always searching for large companies with good risk/return potential, we will also seek small- and medium-sized growth companies which represent attractively priced investment opportunities.

MARKET OUTLOOK
We expect the U.S. economy to exhibit moderate growth of approximately 2.5% in the next 12 months. While inflation may tick up in the near-term, prompting a slight rise in bond yields, our overall secular view of inflation remains optimistic.

With the U.S. position firm as the competitive leader of the global economy, the fiscal deficit under control, and the Federal Reserve a credible institution, we maintain a bullish long-term outlook on both stocks and bonds. Therefore, we do not expect to alter our portfolio mix of 60%-65% equities and 35%-40% fixed income securities in the near-term.

As always, we appreciate your investment in Alliance Balanced Shares and look forward to reporting its progress to you in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Paul Rissman
Portfolio Manager


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

Alliance Balanced Shares seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed income securities such as common and preferred stocks, U.S. Government and agency obligations, bonds and senior debt securities.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      33.46%         27.80%
Five Years                    12.30%         11.32%
Ten Years                      9.66%          9.18%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      32.34%         28.34%
Five Years                    11.42%         11.42%
Since Inception*              11.25%         11.25%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      32.37%         31.37%
Since Inception*              12.08%         12.08%


Average annual total returns reflect reinvestment of dividends and/or capital gain distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1; 3% year 2; 2% year 3; 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 6/8/32, Class A; 2/4/91, Class B; 5/3/93, Class C.


3



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT
7/31/87 TO 7/31/97

$40,000
$36,000
$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$10,000
$8,000

S&P 500: $40,248

BALANCED SHARES CLASS A: $24,071

LB GOVERNMENT/CORPORATE BOND INDEX: $23,831

SB 1-YEAR TREASURY INDEX: $18,809

7/31/87   7/31/88   7/31/89   7/31/90   7/31/91   7/31/92
7/31/93   7/31/94   7/31/95   7/31/96   7/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Balanced Shares Class A shares (from 7/31/87 to 7/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged Lehman Brothers Government/Corporate Bond Index represents a combination of the Government Bond Index and the Corporate Bond Index.

The Salomon Brothers 1-Year Treasury Index represents performance of Treasury bills with 1-year maturities. Of course, Treasury bills are guaranteed as to principal and interest if held to maturity whereas the net asset value of the Fund will fluctuate.

When comparing Alliance Balanced Shares to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Balanced Shares
S&P 500
LB Government/Corporate Bond Index
SB 1-Year Treasury Index


4



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ALLIANCE BALANCED SHARES . . .
SEEKING TO PROVIDE CURRENT INCOME FOR TODAY AND
GROWTH OF CAPITAL FOR THE FUTURE

Alliance Balanced Shares is a conservative investment that seeks to provide a competitive total return.

For some investors, the Fund may be considered a comprehensive investment vehicle. It strives to achieve higher returns and lower volatility than a benchmark portfolio comprised of 60% stocks, 25% government and corporate bonds, and 15% Treasury bills.

We do not focus on short-term performance, nor do we strive to outperform other balanced funds, many of which are much more aggressively structured.

As the charts illustrate, Alliance Balanced Shares' asset allocation shifts with changing market conditions. The changes, however, should be neither dramatic nor frequent, and should not involve significant risk relative to the benchmark noted above.

Stocks will now typically comprise about 60% of the portfolio. At times, however, stocks may range from 50% to 70% of the portfolio.

Within the equity portion of the portfolio, we seek to outperform the stock market without taking undue risk. Stock selection emphasizes investments with attractive expected return--but always within the context of a diversified portfolio. Further, a preponderance of the portfolio will always be invested in high-quality, financially strong, dividend-paying companies.

The balance of the portfolio is comprised of U.S. Government and government agency securities mixed with high-quality asset-backed and corporate bonds. Our primary objectives in the fixed-income portfolio are to generate a high, steady income stream and to provide stability for the net asset value.

We believe that this investment policy will serve the Fund's investors very well over time.


SIX-MONTH SNAPSHOTS: THE COMPOSITION OF YOUR FUND'S PORTFOLIO

7/31/96
U.S. GOVERNMENT & MORTGAGES: 28.4%
STOCKS: 56.6%
CORPORATE BONDS: 12.0%
CASH: 3.0%

1/31/97
U.S. GOVERNMENT & MORTGAGES: 23.3%
STOCKS: 60.5%
CORPORATE BONDS: 15.6%
CASH: 0.6%

7/31/97
U.S. GOVERNMENT & MORTGAGES: 21.3%
STOCKS: 61.7%
CORPORATE BONDS: 13.9%
CASH: 3.1%


5



TEN LARGEST HOLDINGS
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                               VALUE         NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                                $23,801,974         16.2%
MBNA Corp.                                           3,543,750          2.4
RJR Nabisco Holdings Corp.                           3,445,312          2.3
ITT Corp.                                            3,196,875          2.2
Federal Home Loan Bank, 7.00%, 9/01/11               2,785,718          1.9
Time Warner, Inc.                                    2,728,125          1.9
American International Group, Inc.                   2,715,750          1.9
WorldCom, Inc.                                       2,634,895          1.8
MGIC Investment Corp.                                2,575,562          1.8
U.S. Treasury Bond, 6.625%, 2/15/27                  2,568,387          1.7
                                                   $49,996,348         34.1%


MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED JULY 31, 1997
_______________________________________________________________________________

                                                        SHARES OR PRINCIPAL
-------------------------------------------------------------------------------
                                                                     HOLDINGS
PURCHASES                                              BOUGHT         7/31/97
-------------------------------------------------------------------------------
Dao Heng Bank, Ltd., 7.75%, 1/24/07                  $2,000,000     $2,000,000
RJR Nabisco Holdings Corp.                              105,000        105,000
Turner Broadcasting Systems, Inc.,
  8.375%, 7/01/13                                    $2,040,000     $2,040,000
Tyco International, Ltd.                                 28,000         28,000
U.S. Treasury Bond, 6.625%, 2/15/27                  $2,460,000     $2,460,000
U.S. Treasury Note, 6.125%, 8/13/98                 $11,575,000    $11,575,000
U.S. Treasury Note, 6.25%, 4/30/01                   $4,450,000     $4,450,000
U.S. Treasury Note, 6.50%, 5/31/02                   $3,750,000     $3,750,000
U.S. Treasury Note, 6.875%, 5/15/06                  $2,650,000     $2,650,000
Zurich Capital Trust I, 8.376%, 6/01/37              $2,000,000     $2,000,000


                                                                      HOLDINGS
SALES                                                SOLD              7/31/97
-------------------------------------------------------------------------------
Commonwealth of Australia, 7.50%, 9/15/09          3,300,000             -0-
Empresa Nacional de Electricidad, S.A.,
  7.875%, 2/01/27                                 $2,000,000             -0-
Federal National Mortgage Association,
  6.50%, 5/01/11                                  $5,760,200             -0-
Federal National Mortgage Association,
  7.00%, 4/01/26                                  $2,908,198             -0-
First Tennessee Capital I, 8.07%, 1/06/27         $2,100,000             -0-
Goldman Sachs Group, 7.80%, 7/15/02               $2,500,000             -0-
Morgan Stanley Asia Pacific Fund, Inc.               260,000             -0-
U.S. Treasury Note, 6.375%, 5/15/99               $2,880,000             -0-
U.S. Treasury Note, 7.00%, 4/15/99                $4,900,000             -0-
U.S. Treasury Note, 7.875%, 4/15/98               $4,500,000     $1,000,000


6



PORTFOLIO OF INVESTMENTS
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-61.7%
FINANCE-15.7%
BROKERAGE & MONEY MANAGEMENT-1.8%
Morgan Stanley, Dean Witter, Discover & Co.      26,000    $   1,360,125
Salomon, Inc.                                    20,700        1,313,156
                                                             ------------
                                                               2,673,281

INSURANCE-6.1%
American International Group, Inc.               25,500        2,715,750
Life Re Corp.                                    39,500        2,162,625
Providian Financial Corp. (a)                    38,000        1,489,125
TIG Holdings, Inc.                                7,800          255,450
Travelers Group, Inc.                            32,000        2,302,000
                                                             ------------
                                                               8,924,950

MISCELLANEOUS-7.8%
American Express Co.                             20,000        1,675,000
Associates First Capital Corp. Cl.A              22,500        1,483,594
Beneficial Corp.                                 29,000        2,102,500
MBNA Corp.                                       78,750        3,543,750
MGIC Investment Corp.                            49,000        2,575,562
                                                             ------------
                                                              11,380,406
                                                             ------------
                                                              22,978,637

ENERGY-12.4%
DOMESTIC PRODUCTS-2.5%
Apache Corp.                                     26,500          934,125
Gulf Canada Resources, Ltd. (a)(b)              147,600        1,143,900
Louis Dreyfus Natural Gas Corp. (a)              50,800          806,450
Murphy Oil Corp.                                 15,000          780,938
                                                             ------------
                                                               3,665,413

OIL & GAS EXPLORATION-0.4%
Union Texas Petroleum, Inc.                      23,900          497,419

OIL SERVICE-9.5%
Baker Hughes, Inc.                               48,000        2,115,000
BJ Services Co. (a)                              18,700        1,215,500
Halliburton Co.                                  50,000        2,300,000
Nabors Industries, Inc. (a)                      33,900        1,059,375
Noble Drilling Corp. (a)                         56,500        1,585,531
Parker Drilling Co. (a)                         101,200        1,321,925
Santa Fe International Corp. (a)                 20,500          845,625
Schlumberger, Ltd.                               13,500        1,031,062
Transocean Offshore, Inc.                        18,900        1,543,894
USX-Marathon Group                               30,000          965,625
                                                             ------------
                                                              13,983,537
                                                             ------------
                                                              18,146,369

CONSUMER SERVICES-9.8%
BROADCASTING & CABLE-2.6%
Cablevision Systems Corp. Cl.A (a)               17,000        1,009,375
Nextel Communications, Inc. Cl.A (a)             46,100        1,110,722
Viacom, Inc. Cl.B (a)                             8,000          247,000
Westinghouse Electric Corp.                      60,000        1,443,750
                                                             ------------
                                                               3,810,847

ENTERTAINMENT & LEISURE-1.9%
Time Warner, Inc.                                50,000        2,728,125

HOTELS & RESTAURANTS-3.2%
Host Marriott Corp. (a)                          77,000        1,535,187
ITT Corp. (a)                                    50,000        3,196,875
                                                             ------------
                                                               4,732,062


7



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
RETAILING-2.1%
Dayton Hudson Corp.                              13,750    $     888,594
Federated Department Stores, Inc. (a)            40,800        1,787,550
Office Depot, Inc. (a)                           22,500          390,937
                                                             ------------
                                                               3,067,081
                                                             ------------
                                                              14,338,115

HEALTH CARE-5.6%
BIOTECHNOLOGY-0.6%
Centocor, Inc. (a)                               25,000          961,719

DRUGS-2.3%
Pfizer, Inc.                                     23,000        1,371,375
Warner-Lambert Co.                               14,700        2,053,406
                                                             ------------
                                                               3,424,781

MEDICAL PRODUCTS-0.6%
Steris Corp. (a)                                 22,400          863,100

MEDICAL SERVICES-2.1%
McKesson Corp.                                   12,000        1,040,250
Pacificare Health Systems Cl.B (a)               28,000        1,986,250
                                                             ------------
                                                               3,026,500
                                                             ------------
                                                               8,276,100

TECHNOLOGY-5.4%
COMPUTER HARDWARE-2.3%
Ceridian Corp. (a)                               50,700        2,218,125
Storage Technology Corp. (a)                     24,100        1,205,000
                                                             ------------
                                                               3,423,125

COMPUTER PERIPHERALS-0.4%
Seagate Technology, Inc. (a)                     15,250          626,203

SEMI-CONDUCTORS CAPITAL EQUIPMENT-0.2%
Teradyne, Inc. (a)                                4,600          215,050

SEMI-CONDUCTORS & RELATED-1.6%
Micron Technology, Inc.                          33,500        1,631,031
National Semiconductor Corp. (a)                 20,000          630,000
                                                             ------------
                                                               2,261,031

TELECOMMUNICATION EQUIPMENT-0.9%
Nokia Corp. (ADR)(c)                             16,000        1,370,000
                                                             ------------
                                                               7,895,409

CONSUMER STAPLES-4.0%
RETAIL/FOOD & DRUG-0.9%
Rite Aid Corp.                                   27,000        1,402,313

TOBACCO-3.1%
Loews Corp.                                      10,000        1,081,250
RJR Nabisco Holdings Corp.                      105,000        3,445,312
                                                             ------------
                                                               4,526,562
                                                             ------------
                                                               5,928,875

UTILITY-2.7%
Teleport Communications Group, Inc. Cl.A. (a)    35,000        1,380,313
WorldCom, Inc. (a)                               75,350        2,634,895
                                                             ------------
                                                               4,015,208

BASIC INDUSTRIES-1.6%
CHEMICALS-1.2%
Cytec Industries, Inc. (a)                       12,250          483,875
Monsanto Co.                                     24,500        1,220,406
                                                             ------------
                                                               1,704,281

PAPER & FOREST PRODUCTS-0.4%
Jefferson Smurfit Corp. (a)                      17,400          327,338
Stone Container Corp. (a)                        20,000          332,500
                                                             ------------
                                                                 659,838
                                                             ------------
                                                               2,364,119

MULTI INDUSTRY COMPANIES-1.6%
Tyco International, Ltd.                         28,000        2,268,000


8



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
POLLUTION CONTROL-1.4%
WMX Technologies, Inc.                           64,500    $   2,064,000

TRANSPORTATION-1.3%
SHIPPING-1.3%
Knightsbridge Tankers, Ltd.                      41,200        1,143,300
Omi Corp. (a)                                    73,900          822,138
                                                             ------------
                                                               1,965,438

CONSUMER MANUFACTURING-0.2%
AUTO & RELATED-0.2%
Republic Industries, Inc. (a)                    14,600          359,525
Total Common Stocks & Other Investments
  (cost $66,152,902)                                          90,599,795

U.S. GOVERNMENT OBLIGATIONS-18.0%
U.S. Treasury Bond
  6.625%, 2/15/27                               $ 2,460        2,568,387
U.S. Treasury Notes
  6.125%, 8/31/98                                11,575       11,636,463
  6.25%, 4/30/01                                  4,450        4,511,187
  6.50%, 5/31/02                                  3,750        3,841,388
  6.875%, 5/15/06                                 2,650        2,796,996
  7.875%, 4/15/98                                 1,000        1,015,940
Total U.S. Government Obligations
  (cost $25,783,727)                                          26,370,361

YANKEE BONDS-8.5%
Dao Heng Bank, Ltd.
  7.75%, 1/24/07 (d)                              2,000        2,064,800
Perez Companc, S.A.
  8.125%, 7/15/07 (d)                             1,500        1,515,000
Quebec Province Canada
  7.125%, 2/09/24                                 2,000        2,016,400
RAS Laffan Liquefied Natural Gas
  8.294%, 3/15/14 (d)                             1,250        1,382,404
Reliance Industries, Ltd.
  10.375%, 6/24/16 (d)                            1,650        1,860,375
Russian Federation
  10.00%, 6/26/07 (d)                             1,500        1,539,375
Zurich Capital Trust I
  8.376%, 6/01/37 (d)                             2,000        2,171,874
Total Yankee Bonds
  (cost $12,002,757)                                          12,550,228

CORPORATE DEBT OBLIGATIONS-5.4%
FINANCIAL-2.8%
Ford Motor Credit Co.
  6.125%, 1/09/06                                 2,000        1,938,278
United Companies Financial Corp.
  8.375%, 7/01/05                                 2,000        2,070,960
                                                             ------------
                                                               4,009,238

INDUSTRIAL-1.5%
Turner Broadcasting Systems, Inc.
  8.375%, 7/01/13                                 2,040        2,215,909

BANKING-1.1%
Dime Capital Trust I, Series A
  9.33%, 5/06/27                                  1,500        1,651,353
Total Corporate Debt Obligations
  (cost $7,534,649)                                            7,876,500

MORTGAGE-RELATED SECURITIES-3.3%
Federal Home Loan Bank
  7.00%, 9/01/11                                  2,750        2,785,718
Government National Mortgage Association
  7.50%, 3/15/27                                  1,007        1,024,237
  7.50%, 4/15/27                                    994        1,010,578
Total Mortgage-Related Securities
  (cost $4,686,591)                                            4,820,533


9



PORTFOLIO OF INVESTMENTS (CONTINUED)                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-2.9%
Prudential Funding Corp.
  5.48%, 8/08/97                                $ 3,430    $   3,426,345
  5.55%, 8/06/97                                    800          799,384
Total Commercial Paper
  (amortized cost $4,225,729)                                  4,225,729

TOTAL INVESTMENTS-99.8%
  (cost $120,386,355)                                      $ 146,443,146
Other assets less liabilities-0.2%                               323,612

NET ASSETS-100%                                            $ 146,766,758


(a)  Non-income producing security.

(b)  Canadian holding.

(c)  Country of origin--Finland.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 1997, the aggregate market value of these securities amounted to $10,533,828 representing 7.2% of net assets.

     Glossary:
     ADR - American Depository Receipt

     See notes to financial statements.


10



STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $120,386,355)        $ 146,443,146
  Cash                                                                  27,993
  Receivable for investment securities sold                          2,127,113
  Dividends and interest receivable                                    871,896
  Receivable for capital stock sold                                     83,879
  Total assets                                                     149,554,027

LIABILITIES
  Payable for investment securities purchased                        2,059,514
  Payable for capital stock redeemed                                   334,796
  Advisory fee payable                                                  75,330
  Distribution fee payable                                              47,322
  Accrued expenses                                                     270,307
  Total liabilities                                                  2,787,269

NET ASSETS                                                       $ 146,766,758

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      91,162
  Additional paid-in capital                                       112,063,341
  Undistributed net investment income                                  384,796
  Accumulated net realized gain on investments and
    foreign currency transactions                                    8,170,668
  Net unrealized appreciation of investments                        26,056,791
                                                                 $ 146,766,758

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($115,499,920 / 7,143,992 shares of capital stock
    issued and outstanding)                                             $16.17
  Sales charge--4.25% of public offering price                             .72
  Maximum offering price                                                $16.89

  CLASS B SHARES
  Net asset value and offering price per share
    ($24,191,887 / 1,527,970 shares of capital stock
    issued and outstanding)                                             $15.83

  CLASS C SHARES
  Net asset value and offering price per share
    ($5,510,171 / 347,492 shares of capital stock
    issued and outstanding)                                             $15.86

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price
    per share ($1,564,780 / 96,761 shares of capital
    stock issued and outstanding)                                       $16.17


See notes to financial statements.


11



STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1997                               ALLIANCE BALANCED SHARES
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $  3,836,283
  Dividends (net of foreign taxes withheld of $5,211)   899,694   $  4,735,977

EXPENSES
  Advisory fee                                          828,903
  Distribution fee - Class A                            253,527
  Distribution fee - Class B                            204,078
  Distribution fee - Class C                             60,441
  Transfer agency                                       222,239
  Administrative                                        133,561
  Custodian                                             122,132
  Audit and Legal                                        99,331
  Registration                                           97,085
  Printing                                               60,821
  Directors' fees                                        33,500
  Miscellaneous                                          41,347
  Total expenses                                      2,156,965
  Less: expense offset arrangement (see Note B)         (16,623)
  Net expense                                                        2,140,342
  Net investment income                                              2,595,635

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain on investment transactions                       8,453,794
  Net realized gain on foreign currency transactions                    27,713
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     27,538,594
    Foreign currency                                                    (2,283)
Net gain on investments and foreign currency transactions           36,017,818

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $ 38,613,453


See notes to financial statements.


12



STATEMENT OF CHANGES IN NET ASSETS                     ALLIANCE BALANCED SHARES
_______________________________________________________________________________

                                                    YEAR ENDED     YEAR ENDED
                                                     JULY 31,       JULY 31,
                                                       1997           1996
                                                   -------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  2,595,635   $  3,133,713
  Net realized gain on investments and
    foreign currency transactions                     8,481,507     19,958,567
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency denominated assets
    and liabilities                                  27,536,311    (15,276,292)
Net increase in net assets from operations           38,613,453      7,815,988

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                          (2,308,924)    (3,160,459)
    Class B                                            (341,037)      (358,703)
    Class C                                            (102,618)      (123,287)
    Advisor Class                                       (10,350)            -0-
  Net realized gain on investments
    Class A                                         (12,582,512)   (11,691,852)
    Class B                                          (2,409,113)    (1,628,196)
    Class C                                            (793,084)      (577,846)
    Advisor Class                                       (19,832)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                         (335,371)    (5,439,472)
  Total increase (decrease)                          19,710,612    (15,163,827)

NET ASSETS
  Beginning of year                                 127,056,146    142,219,973
  End of year (including undistributed net
    investment income of $384,796 and
    $200,802, respectively)                        $146,766,758   $127,056,146


See notes to financial statements.


13



NOTES TO FINANCIAL STATEMENTS
JULY 31, 1997                                          ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Balanced Shares (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares purchased on or after July 1, 1996, are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last sales price or, if no sale occurred, at the mean of the bid and asked price at the regular close of that exchange. Securities traded on the over the counter market are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Directors. The Board of Directors has further determined that the value of certain portfolio debt securities, other than temporary investments in short term securities, be determined by reference to valuations obtained from a pricing service. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net foreign currency gains represent foreign exchange gains from sales and maturities of securities, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currency denominated assets and liabilities.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax


14



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign exchange gains, resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays its Adviser, Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .625% of the first $200 million, .50% of the next $200 million and .45% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the Advisory Agreement, the Fund reimburses the Adviser for the cost of certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 1997, such reimbursement amounted to $133,561.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) in accordance with a Services Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $151,926 for the year ended July 31, 1997.

In addition, for the year ended July 31, 1997, the Fund's expenses were reduced by $16,623 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $5,903 from the sales of Class A shares and $521, $34,203 and $1,445 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C, respectively, for the year ended July 31, 1997.

Brokerage commissions paid on securities transactions for the year ended July 31, 1997 amounted to $225,475, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B shares and Class C shares. There is no distribution fee on the Advisor Class shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,533,382 and $463,860, for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)              ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $152,574,432 and $163,494,792, respectively, for the year ended July 31, 1997. There were purchases of $113,603,802 and sales of $118,754,328 of U.S. government and government agency obligations for the year ended July 31, 1997.

At July 31, 1997, the cost of securities for federal income tax purposes was $120,416,909. Accordingly gross unrealized appreciation of investments was $26,475,557 and gross unrealized depreciation of investments was $449,320 resulting in net unrealized appreciation of $26,026,237 excluding foreign currency.

The Fund incurred and elected to defer post October currency losses of $15,159 for the year ended July 31, 1997.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At July 31, 1997, the Fund had no outstanding forward exchange currency contracts.

2. OPTION TRANSACTIONS
For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended July 31, 1997.


16



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 180,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 30,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                       JULY 31,       JULY 31,      JULY 31,        JULY 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              308,965       448,058   $   4,417,304   $   6,746,741
Shares issued in
  reinvestment of
  dividends and
  distributions          872,819       836,417      12,031,921      12,060,428
Shares converted
  from Class B            37,939         6,918         545,801          99,012
Shares redeemed       (1,394,620)   (2,066,376)    (19,984,934)    (30,463,433)
Net decrease            (174,897)     (774,983)  $  (2,989,908)  $ (11,557,252)

CLASS B
Shares sold              414,263       430,446   $   5,850,511   $   6,327,512
Shares issued in
  reinvestment of
  dividends and
  distributions          168,175       113,453       2,274,998       1,612,145
Shares converted
  to Class A             (38,679)       (6,961)       (545,801)        (99,012)
Shares redeemed         (349,522)     (216,587)     (4,922,989)     (3,180,587)
Net increase             194,237       320,351   $   2,656,719   $   4,660,058

CLASS C
Shares sold              116,909       157,902   $   1,671,934   $   2,334,144
Shares issued in
  reinvestment of
  dividends and
  distributions           50,995        37,104         690,495         527,785
Shares redeemed         (261,860)      (96,534)     (3,718,421)     (1,404,207)
Net increase
  (decrease)             (93,956)       98,472   $  (1,355,992)  $   1,457,722


                     OCT. 2, 1996*               OCT. 2, 1996*
                          TO                         TO
                     JULY 31, 1997               JULY 31, 1997
                     ------------                --------------
ADVISOR CLASS
Shares sold               99,609                 $   1,393,347
Shares issued in
  reinvestment of
  dividends and
  distributions            2,157                        30,179
Shares redeemed           (5,005)                      (69,716)
Net increase              96,761                 $   1,353,810


*    Commencement of distribution.


17



FINANCIAL HIGHLIGHTS                                   ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS A
                                                 ----------------------------------------------------------------
                                                                                           OCT. 1,
                                                                                            1993         YEAR
                                                            YEAR ENDED JULY 31,            THROUGH       ENDED
                                                 --------------------------------------    JULY 31,     SEPT. 30,
                                                     1997          1996         1995       1994(A)        1993
                                                 ------------  -----------  -----------  -----------  -----------
Net asset value, beginning of period               $14.01        $15.08       $13.38       $14.40        $13.20

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .31(b)        .37          .46          .29           .34
Net realized and unrealized gain (loss)
  on investments                                     3.97           .45         1.62         (.74)         1.29
Net increase (decrease) in net asset
  value from operations                              4.28           .82         2.08         (.45)         1.63

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.32)         (.41)        (.36)        (.28)         (.43)
Distributions from net realized gains               (1.80)        (1.48)        (.02)        (.29)           -0-
Total dividends and distributions                   (2.12)        (1.89)        (.38)        (.57)         (.43)
Net asset value, end of period                     $16.17        $14.01       $15.08       $13.38        $14.40

TOTAL RETURN
Total investment return based on net
  asset value (c)                                   33.46%         5.23%       15.99%       (3.21)%       12.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)        $115,500      $102,567     $122,033     $157,637      $172,484
Ratio of expenses to average net assets              1.47%(d)      1.38%        1.32%        1.27%(e)      1.35%
Ratio of net investment income to average
  net assets                                         2.11%         2.41%        3.12%        2.50%(e)      2.50%
Portfolio turnover rate                               207%          227%         179%         116%          188%
Average commission rate (f)                        $.0552            --           --           --            --


See footnote summary on page 21.


18



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS B
                                                 ---------------------------------------------------------------
                                                                                          OCT. 1,
                                                                                           1993        YEAR
                                                           YEAR ENDED JULY 31,            THROUGH      ENDED
                                                 -------------------------------------    JULY 31,    SEPT. 30,
                                                     1997         1996         1995       1994(A)       1993
                                                 ------------  ----------  -----------  -----------  -----------
Net asset value, beginning of period               $13.79       $14.88       $13.23       $14.27       $13.13

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .19(b)       .28          .30          .22          .29
Net realized and unrealized gain (loss)
  on investments                                     3.89          .42         1.65         (.75)        1.22
Net increase (decrease) in net asset
  value from operations                              4.08          .70         1.95         (.53)        1.51
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.24)        (.31)        (.28)        (.22)        (.37)
Distribution from net realized gains                (1.80)       (1.48)        (.02)        (.29)          -0-
Total dividends and distributions                   (2.04)       (1.79)        (.30)        (.51)        (.37)
Net asset value, end of period                     $15.83       $13.79       $14.88       $13.23       $14.27
TOTAL RETURN
Total investment return based on net
  asset value (c)                                   32.34%        4.45%       15.07%       (3.80)%      11.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)         $24,192      $18,393      $15,080      $14,347      $12,789
Ratio of expenses to average net assets              2.25%(d)     2.16%        2.11%        2.05%(e)     2.13%
Ratio of net investment income to
  average net assets                                 1.32%        1.61%        2.30%        1.73%(e)     1.72%
Portfolio turnover rate                               207%         227%         179%         116%         188%
Average commission rate (f)                        $.0552           --           --           --           --


See footnote summary on page 21.


19



FINANCIAL HIGHLIGHTS (CONTINUED)                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             CLASS C
                                                 ---------------------------------------------------------------
                                                                                          OCT. 1,
                                                                                           1993        YEAR
                                                           YEAR ENDED JULY 31,            THROUGH      ENDED
                                                 -------------------------------------    JULY 31,    SEPT. 30,
                                                     1997         1996         1995       1994(A)       1993
                                                 -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period               $13.81       $14.89       $13.24       $14.28       $13.63

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                 .20(b)       .26          .30          .24          .11
Net realized and unrealized gain (loss)
  on investments                                     3.89          .45         1.65         (.77)         .71
Net increase (decrease) in net asset
  value from operations                              4.09          .71         1.95         (.53)         .82

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                 (.24)        (.31)        (.28)        (.22)        (.17)
Distributions from net realized gains               (1.80)       (1.48)        (.02)        (.29)          -0-
Total dividends and distributions                   (2.04)       (1.79)        (.30)        (.51)        (.17)
Net asset value, end of period                     $15.86       $13.81       $14.89       $13.24       $14.28

TOTAL RETURN
Total investment return based on net
  asset value (c)                                   32.37%        4.52%       15.06%       (3.80)%       6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $5,510       $6,096       $5,108       $6,254       $1,487
Ratios of expenses to average net assets             2.23%(d)     2.15%        2.09%        2.03%(e)     2.29%(e)
Ratios of net investment income to
  average net assets                                 1.37%        1.63%        2.32%        1.81%(e)     1.47%(e)
Portfolio turnover rate                               207%         227%         179%         116%         188%
Average commission rate (f)                        $.0552           --           --           --           --


See footnote summary on page 21.


20



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                              ADVISOR CLASS
                                                            OCTOBER 2, 1996(G)
                                                                    TO
                                                              JULY 31, 1997
                                                            ------------------
Net asset value, beginning of period                              $14.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                                            .23
Net realized and unrealized gain on investments                     3.22
Net increase in net asset value from operations                     3.45

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                (.27)
Distributions from net realized gains                              (1.80)
Total dividends and distributions                                  (2.07)
Net asset value, end of period                                    $16.17

TOTAL RETURN
Total investment return based on net asset value (c)               25.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                         $1,565
Ratio of expenses to average net assets (d)(e)                      1.30%
Ratio of net investment income to average net assets (e)            2.15%
Portfolio turnover rate                                              207%
Average commission rate (f)                                       $.0552


(a)  The Fund changed its fiscal year end from September 30 to July 31.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(d) Ratio reflects expenses grossed up for expense offset arrangement with the transfer agent. For the year ended July 31, 1997, the net expense ratio was 1.46%, 2.24%, 2.22% and 1.29% for Class A, B, C and Advisor Class shares, respectively.

(e)  Annualized.

(f) For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(g)  Commencement of distribution.


21



REPORT OF INDEPENDENT ACCOUNTANTS                      ALLIANCE BALANCED SHARES
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE BALANCED SHARES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. at July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
New York, New York
September 17, 1997


22



                                                       ALLIANCE BALANCED SHARES
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
KATHLEEN CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
MATTHEW D. BLOOM, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036-2798


(1)  Member of the Audit Committee.


23



ALLIANCE BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

BALAR